Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is dated as of March 19, 2024, and entered into by and among TOPGOLF CALLAWAY BRANDS CORP., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), at the direction of and on behalf of the Lenders described in Section 2.A. hereof, and, for purposes of Section 5 hereof, the Subsidiary Guarantors listed on the signature pages hereof, and is made with reference to that certain Credit Agreement, dated as of March 16, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified through the date hereof prior to the effectiveness of this Amendment on the Amendment No. 1 Effective Date (as defined below), the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower, the Lenders from time to time party thereto and the Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement.
W I T N E S S E T H:

WHEREAS, the Borrower has requested an amendment to the Credit Agreement pursuant to which certain provisions of the Credit Agreement will be amended as set forth herein;
WHEREAS, Section 9.02 of the Credit Agreement provides that the parties hereto may amend the Credit Agreement for the purposes set forth herein;
WHEREAS, the Borrowers have appointed each of BofA Securities, Inc., JPMorgan Chase Bank, N.A., MUFG Bank Ltd. and Truist Securities, Inc. to act as joint lead arrangers (collectively, the “Lead Arrangers”) and joint bookrunners (collectively, the “Bookrunners”, and together with the Lead Arrangers, the “Amendment No. 1 Arrangers”); and
WHEREAS, each Lender holding Initial Term Loans outstanding immediately prior to the effectiveness of this Amendment on the Amendment No. 1 Effective Date (such Initial Term Loans the “Existing Initial Term Loans”, and such Lenders holding such Existing Initial Term Loans, the “Existing Initial Term Lenders”) and each other Lender that executes and delivers a consent (a “Consent”) to this Amendment will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment No. 1 Effective Date.
Now, therefore, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Section 1.AMENDMENT TO CREDIT AGREEMENT
        Effective as of the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended as follows:
A.    The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in the correct alphabetical order:
    “Amendment No. 1” means that certain Amendment No. 1 to Credit Agreement, dated as of March 19, 2024, by and among the Borrower, the Subsidiary Guarantors and the Administrative Agent.

    “Amendment No. 1 Effective Date” means March 19, 2024.
    “Amendment No. 1 Arrangers” has the meaning set forth in Amendment No. 1.
    “Initial Arrangers” has the meaning assigned to such term in the preamble to this Agreement.
B.    The definition of “Applicable Rate” in Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating such definition in its entirety as follows:
““Applicable Rate” means, with respect to any Initial Term Loan, the following percentages per annum, based on the Debt Rating as set forth below:

Applicable Rate
Pricing Level	Moody’s and S&P Debt Ratings	Applicable Rate for ABR Loans	Applicable Rate for Term SOFR Loans
1	Both Ba3 (with a stable outlook) or better and BB- (with a stable outlook) or better	1.75%	2.75%
2	Below Ba3 (with a stable outlook) or below BB- (with a stable outlook) (or if for any reason Pricing Level 1 does not apply, including if the Borrower has only one Debt Rating or the Borrower does not have any Debt Rating)	2.00%	3.00%

For the avoidance of doubt, changes in the Applicable Rate for Initial Term Loans resulting from changes in the Debt Rating shall be effective as of the date specified by the definition of “Debt Rating”.”
C.    The preamble of the Existing Credit Agreement his hereby amended by deleting the text “(in such capacities, collectively, the “Arrangers”)” set forth therein, and replacing it with the text “(in such capacities, collectively, the “Initial Arrangers”)”.
D.    The definition of “Arrangers” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

““Arrangers” means, (x) prior to the Amendment No. 1 Effective Date, the Initial Arrangers and (y) from and after the Amendment No. 1 Effective Date, the Initial Arrangers and the Amendment No. 1 Arrangers, collectively.”
E.    The definition of “Loan Documents” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Loan Documents” means this Agreement, Amendment No. 1, any Promissory Note, each Loan Guaranty, the Collateral Documents, any Intercreditor Agreement to which the Borrower is a party, each Refinancing Amendment, each Incremental Facility Amendment, each Extension Amendment and any other document or instrument designated by the Borrower and the Administrative Agent as a “Loan Document”. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto.”
F.     The definition of “SOFR Adjustment” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““SOFR Adjustment” means, with respect to any Initial Term Loan, 0.00% (0 basis points).”
G.     Section 2.12(f) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(f)    In the event that, after the Amendment No. 1 Effective Date but prior to the date that is six months following the Amendment No. 1 Effective Date, the Borrower (A) prepays, repays, refinances, substitutes or replaces any Initial Term Loan in connection with any Repricing Transaction (including, for the avoidance of doubt, any prepayment made pursuant to Section 2.11(b)(iii) that constitutes a Repricing Transaction) or (B) effects any amendment, modification or waiver of, or consent under, this Agreement resulting in a Repricing Transaction, the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Initial Term Lenders, (1) in the case of clause (A), a premium of 1.00% of the aggregate principal amount of the Initial Term Loans so prepaid, repaid, refinanced, substituted or replaced after the Amendment No. 1 Effective Date but prior to the date that is six months following the Amendment No. 1 Effective Date and (2) in the case of clause (B), a fee equal to 1.00% of the aggregate principal amount of the Initial Term Loans that are the subject of such Repricing Transaction outstanding immediately prior to the relevant amendment if the relevant Repricing Transaction or amendment is consummated after the Amendment No. 1 Effective Date but prior to the date that is six months following the Amendment No. 1 Effective Date. If, after the Amendment No. 1 Effective Date but prior to the date that is six months following the Amendment No. 1 Effective Date, all or any portion of the Initial Term Loans held by any Term Lender are prepaid, repaid, refinanced, substituted or replaced pursuant to Section 2.19(b)(iv) as a result of, or in connection with, such Initial Term Lender not agreeing or otherwise consenting to any waiver, consent, modification or amendment referred to in clause (B) above (or otherwise in connection with a Repricing Transaction), such prepayment, repayment, refinancing, substitution or replacement will be made at 101% of the principal amount so prepaid, repaid, refinanced, substituted or replaced. All such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction. It is understood and agreed for the avoidance of doubt that no amount shall be payable pursuant to this Section 2.12(f) in connection with (x) Amendment No. 1 or the transactions contemplated thereby, or (y) any Repricing Transaction consummated on or prior to the Amendment No. 1 Effective Date or on or after the date that is six months following the Amendment No. 1 Effective Date.”
Section 2.CONDITIONS TO EFFECTIVENESS OF THE AMENDMENT
The amendments set forth in Section 1 hereof shall become effective only upon the satisfaction (or waiver) of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment No. 1 Effective Date”):
a.The Administrative Agent shall have received an executed written consent approving the amendments and consents set forth herein and authorizing the Administrative Agent to enter into this Amendment from (x) Existing Initial Term Lenders constituting all of the Lenders under the Existing Credit Agreement immediately prior to the Amendment No. 1 Effective Date or (y) Existing Initial Term Lenders constituting the Required Lenders under the Existing Credit Agreement immediately prior to the Amendment No. 1 Effective Date and the assignments contemplated by Section 4 of this Amendment.
b.The Administrative Agent shall have received a certificate relating to the Borrower, dated as of the Amendment No. 1 Effective Date, which shall (A) identify by name and title and bear the signatures of the officers of the Borrower (or other authorized signatories) who are authorized to sign this Amendment, (B) contain copies of the Organizational Documents of the Borrower certified, if applicable, as of a recent date by the relevant Governmental Authority of the jurisdiction of organization of the Borrower and (C) include as an attachment a good standing certificate or equivalent, if applicable, for the Borrower issued by the relevant Governmental Authority of the jurisdiction of organization of the Borrower.
c.The representations and warranties contained in Section 3 of this Amendment shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date, immediately after giving effect to this Amendment; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any such qualification therein) in all respects on such respective dates.
d.On and as of the Amendment No. 1 Effective Date, immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.
e.The Administrative Agent shall have received a certificate, dated as of the Amendment No. 1 Effective Date, signed by a Responsible Officer of the Borrower, certifying that the conditions set forth in Sections 2.C and 2.D are satisfied.
f.The Borrower shall have paid (or shall pay substantially concurrently with the effectiveness of this Amendment on the Amendment No. 1 Effective Date) all accrued and unpaid interest on the Existing Initial Term Loans to, but not including, the Amendment No. 1 Effective Date and shall have submitted an Interest Election Request in accordance with Section 2.08 of the Existing Credit Agreement.

g.To the extent invoiced with reasonable detail at least two (2) Business Days prior to the Amendment No. 1 Effective Date (except as otherwise reasonably agreed by the Borrower), all fees and expenses due to the Administrative Agent, the Amendment No. 1 Arrangers and the Lenders required to be paid on the Amendment No. 1 Effective Date (including the fees and expenses of counsel for the Administrative Agent and the Amendment No. 1. Arranger) shall have been paid (or shall be paid substantially concurrently with the effectiveness of this Amendment on the Amendment No. 1 Effective Date).
h.No later than three Business Days in advance of the Amendment No. 1 Effective Date, the Administrative Agent shall have received all documentation and other information reasonably requested with respect to any Loan Party in writing by any Lender at least ten Business Days in advance of the Amendment No. 1 Effective Date, which documentation or other information is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act.
Section 3.REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent, on behalf of the Lenders, to enter into this Amendment, the Borrower represents and warrants to each Lender and the Administrative Agent that the following statements are true, correct and complete in all material respects:
a.Corporate Power and Authority. The Borrower has all requisite corporate or other organizational power and authority to enter into this Amendment and the Borrower has all requisite corporate or other organizational power and authority to carry out the transactions contemplated by, and perform its obligations under, the Amended Credit Agreement.
b.Authorization of Agreements. The Borrower has taken all necessary corporate or other organizational action to authorize the execution and delivery of this Amendment and the Borrower has taken all necessary organizational action to authorize the performance of the Amended Credit Agreement.
c.Governmental Approvals; No Conflicts. The execution and delivery of this Amendment by the Borrower and the performance of the Amended Credit Agreement by the Borrower (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) in connection with the Perfection Requirements and (iii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (b) will not violate any (i) of the Borrower’s Organizational Documents or (ii) Requirement of Law applicable to the Borrower which violation, in the case of this clause (b)(ii), would reasonably be expected to have a Material Adverse Effect and (c) will not violate or result in a default under any material Contractual Obligation (including the ABL Loan Documents) to which the Borrower is a party which violation, in the case of this clause (c), would reasonably be expected to result in a Material Adverse Effect.
d.Binding Obligation. This Amendment has been duly executed and delivered by each Loan Party that is party hereto and the Amended Credit Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against each Loan Party that is a party hereto in accordance with its terms, subject to the Legal Reservations.

e.Absence of Default or Event of Default. On the Amendment No. 1 Effective Date, no Event of Default shall exist immediately after giving effect to this Amendment.
f.Representation and Warranties from Amended Credit Agreement. The representations and warranties contained in Article III of the Amended Credit Agreement shall be true and correct in all material respects on and as of the Amendment No. 1 Effective Date, immediately after giving effect to this Amendment; provided that to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
Section 4.REPLACEMENT OF NON-CONSENTING LENDERS
Concurrently with the effectiveness of this Amendment, the Borrower shall be deemed to have exercised its rights under Section 2.19(b)(v) of the Existing Credit Agreement to require each Initial Term Lender to assign any portion of its Initial Term Loans as to which it has not approved this Amendment as of such time to the Administrative Agent. By its execution of this Amendment, the Administrative Agent agrees to accept such assignments and approves this Amendment in its capacity as the assignee of any such Initial Term Loans.
Section 5.ACKNOWLEDGEMENT AND CONSENT
Each Subsidiary Guarantor listed on the signature pages hereof, by its signature below, hereby (a) expressly acknowledges the terms of this Amendment and affirms or reaffirms, as applicable, as of the date hereof the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby, (b) affirms and confirms (i) its obligations under each of the Loan Documents to which it is a party, and (ii) the pledge of and/or grant of a security interest in its assets as Collateral to secure such Obligations, all as provided in the Collateral Documents to which it is a party, as originally executed by it (and as the same may have otherwise been amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Amendment No. 1 Effective Date), and acknowledges and agrees that such guarantee, pledge and/or grant continue in full force and effect in respect of, and to secure, such Obligations under the Amended Credit Agreement and the other Loan Documents, and (c) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to the Credit Agreement.
Section 6.MISCELLANEOUS
a.Reference to and Effect on the Existing Credit Agreement and the Other Loan Documents. On and after the Amendment No. 1 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Existing Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Amended Credit Agreement. Except as specifically amended by this

Amendment, the Existing Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. The parties hereto acknowledge and agree that the amendments to the Existing Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Existing Credit Agreement and the other Loan Documents as in effect prior to the date hereof. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Existing Credit Agreement or any of the other Loan Documents. On or after the Amendment No. 1 Effective Date, this Amendment shall constitute a Loan Document.
b.Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.
c.GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS; WAIVER OF JURY TRIAL. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 9.10 AND 9.11 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.
d.Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.
Borrower:
TOPGOLF CALLAWAY BRANDS CORP.

By:    /s/ Brian P. Lynch
Name: Brian P. Lynch
Title: Executive Vice President and Chief Financial
    Officer

[Signature Page to Callaway Term Loan Amendment No. 1]

Subsidiary Guarantors:
CALLAWAY GOLF SALES COMPANY
By:    /s/ Glenn Hickey
Name: Glenn Hickey
Title: President
CALLAWAY GOLF INTERNATIONAL SALES COMPANY
By:    /s/ Patrick S. Burke
Name: Patrick S. Burke
Title: President
CALLAWAY GOLF BALL OPERATIONS, INC.
By:    /s/ Mark F. Leposky
Name: Mark F. Leposky
Title: President
CALLAWAY GOLF INTERACTIVE, INC.
By:    /s/ Glenn Hickey
Name: Glenn Hickey
Title: President
OGIO INTERNATIONAL, INC.
By:    /s/ Patrick S. Burke
Name: Patrick S. Burke
Title: Vice President and Treasurer

[Signature Page to Callaway Term Loan Amendment No. 1]

TRAVISMATHEW, LLC
By:    /s/ Brian P. Lynch
Name: Brian P. Lynch
Title: Vice President
JACK WOLFSKIN NORTH AMERICA, INC.
By:    /s/ Brian P. Lynch
Name: Brian P. Lynch
Title: Vice President

[Signature Page to Callaway Term Loan Amendment No. 1]

TOPGOLF INTERNATIONAL, INC.
TOP GOLF USA INC.

By:    /s/ Susana Corina Arevalo Acosta
Name: Susana Corina Arevalo Acosta
Title: President

[Signature Page to Callaway Term Loan Amendment No. 1]

TG FLEX HOLDINGS, LLC
TG HOLDINGS I, LLC
TG LOUNGE HOLDINGS, LLC
TG LOUNGE MANAGEMENT, LLC
TG USA KIRKLAND, LLC
TOPGOLF MEDIA, LLC
TOPGOLF PAYROLL SERVICES, LLC
TOPGOLF USA AG, LLC
TOPGOLF USA ALBUQUERQUE, LLC
TOPGOLF USA ALLEN HOLDINGS, LLC
TOPGOLF USA ALLEN II, LLC
TOPGOLF USA ALLEN, LLC
TOPGOLF USA ALPHARETTA HOLDINGS, LLC
TOPGOLF USA ALPHARETTA II, LLC
TOPGOLF USA ALPHARETTA, LLC
TOPGOLF USA ANA, LLC
TOPGOLF USA ATLANTA HOLDINGS, LLC
TOPGOLF USA ATLANTA II, LLC
TOPGOLF USA ATLANTA, LLC
TOPGOLF USA AUBURN HILLS, LLC
TOPGOLF USA AUSTIN HOLDINGS, LLC
TOPGOLF USA AUSTIN II, LLC
TOPGOLF USA AUSTIN, LLC
TOPGOLF USA BALTIMORE, LLC
TOPGOLF USA BATON ROUGE, LLC
TOPGOLF USA BF, LLC
TOPGOLF USA BIRMINGHAM, LLC
TOPGOLF USA BO, LLC
TOPGOLF USA BRANDON, LLC
TOPGOLF USA BROOKLYN CENTER, LLC
TOPGOLF USA BURLINGAME, LLC
TOPGOLF USA CAMARILLO, LLC
TOPGOLF USA CANTON, LLC
TOPGOLF USA CARLSBAD, LLC
TOPGOLF USA CENTENNIAL, LLC
TOPGOLF USA CERT, LLC
TOPGOLF USA CHARLESTON, LLC
TOPGOLF USA CHARLOTTE, LLC
TOPGOLF USA CHESTERFIELD, LLC
TOPGOLF USA CL, LLC

By:    /s/ Susana Corina Arevalo Acosta
Name: Susana Corina Arevalo Acosta
Title: Chief Financial Officer

[Signature Page to Callaway Term Loan Amendment No. 1]

TOPGOLF USA COL, LLC
TOPGOLF USA COLONY HOLDINGS, LLC
TOPGOLF USA COLONY II, LLC
TOPGOLF USA COLONY, LLC
TOPGOLF USA COLUMBUS, LLC
TOPGOLF USA CP, LLC
TOPGOLF USA DB, LLC
TOPGOLF USA DORAL, LLC
TOPGOLF USA DULLES, LLC
TOPGOLF USA DVW, LLC
TOPGOLF USA EDISON, LLC
TOPGOLF USA EL PASO HOLDINGS, LLC
TOPGOLF USA EL PASO II, LLC
TOPGOLF USA EL PASO, LLC
TOPGOLF USA EL SEGUNDO, LLC
TOPGOLF USA FISHERS, LLC
TOPGOLF USA FKX, LLC
TOPGOLF USA FT. MYERS, LLC
TOPGOLF USA FT. WORTH HOLDINGS, LLC
TOPGOLF USA FT. WORTH II, LLC
TOPGOLF USA FT. WORTH, LLC
TOPGOLF USA GERMANTOWN, LLC
TOPGOLF USA GILBERT, LLC
TOPGOLF USA GLENDALE, LLC
TOPGOLF USA GRANITE PARK HOLDINGS, LLC
TOPGOLF USA GRANITE PARK II, LLC
TOPGOLF USA GRANITE PARK, LLC
TOPGOLF USA GREENVILLE, LLC
TOPGOLF USA HILLSBORO, LLC
TOPGOLF USA HOFFMAN ESTATES, LLC
TOPGOLF USA HOLTSVILLE, LLC
TOPGOLF USA HUNTSVILLE, LLC
TOPGOLF USA JACKSONVILLE, LLC
TOPGOLF USA KY1, LLC
TOPGOLF USA LAS VEGAS HOLDINGS, LLC
TOPGOLF USA LAS VEGAS, LLC
TOPGOLF USA LB, LLC
TOPGOLF USA LM, LLC
TOPGOLF USA LS, LLC
TOPGOLF USA MAY, LLC

By:    /s/ Susana Corina Arevalo Acosta
Name: Susana Corina Arevalo Acosta
Title: Chief Financial Officer
[Signature Page to Callaway Term Loan Amendment No. 1]

TOPGOLF USA MIAMI GARDENS, LLC
TOPGOLF USA MIDVALE, LLC
TOPGOLF USA MT. LAUREL, LLC
TOPGOLF USA MYRTLE BEACH, LLC
TOPGOLF USA NAPERVILLE, LLC
TOPGOLF USA NASHVILLE, LLC
TOPGOLF USA NATIONAL HARBOR, LLC
TOPGOLF USA NEP, LLC
TOPGOLF USA NEW ORLEANS, LLC
TOPGOLF USA NHP, LLC
TOPGOLF USA NORTH CHARLOTTE, LLC
TOPGOLF USA NPB, LLC
TOPGOLF USA OKC, LLC
TOPGOLF USA OMAHA, LLC
TOPGOLF USA ORLANDO, LLC
TOPGOLF USA OVERLAND PARK, LLC
TOPGOLF USA PARK LANE RANCH HOLDINGS, LLC
TOPGOLF USA PARK LANE RANCH II, LLC
TOPGOLF USA PARK LANE RANCH, LLC
TOPGOLF USA PETE, LLC
TOPGOLF USA PHARR HOLDINGS, LLC
TOPGOLF USA PHARR II, LLC
TOPGOLF USA PHARR, LLC
TOPGOLF USA PIN HIGH, LLC
TOPGOLF USA PITTSBURGH, LLC
TOPGOLF USA PPB, LLC,
TOPGOLF USA RALEIGH, LLC
TOPGOLF USA RD, LLC
TOPGOLF USA RE, LLC
TOPGOLF USA RG, LLC
TOPGOLF USA RICHMOND, LLC
TOPGOLF USA RIVERWALK, LLC
TOPGOLF USA ROSEVILLE, LLC
TOPGOLF USA SAN ANTONIO HOLDINGS, LLC
TOPGOLF USA SAN ANTONIO II, LLC
TOPGOLF USA SAN ANTONIO, LLC
TOPGOLF USA SBD, LLC
TOPGOLF USA SCHAUMBURG, LLC
TOPGOLF USA SDP, LLC
TOPGOLF USA SPRING HOLDINGS, LLC
TOPGOLF USA SPRING II, LLC
TOPGOLF USA SPRING, LLC
TOPGOLF USA STL, LLC

[Signature Page to Callaway Term Loan Amendment No. 1]

By:    /s/ Susana Corina Arevalo Acosta
Name: Susana Corina Arevalo Acosta
Title: Chief Financial Officer
TOPGOLF USA THORNTON, LLC
TOPGOLF USA TUCSON, LLC
TOPGOLF USA VIRGINIA BEACH, LLC
TOPGOLF USA VY, LLC
TOPGOLF USA WC HOLDINGS, LLC
TOPGOLF USA WC II, LLC
TOPGOLF USA WC, LLC
TOPGOLF USA WEBSTER HOLDINGS, LLC
TOPGOLF USA WEBSTER II, LLC
TOPGOLF USA WEBSTER, LLC
TOPGOLF USA WEST CHESTER, LLC
TOPGOLF USA WOBURN, LLC
TOPGOLF USA YK, LLC
WORLD GOLF TOUR, LLC
TOPGOLF USA MB, LLC
TOPGOLF USA CS, LLC
TOPGOLF USA KP, LLC
TOPGOLF USA WCH, LLC
TOPGOLF USA MP, LLC
TOPGOLF USA GB, LLC,
TOPGOLF USA PS, LLC
TOPGOLF USA MA, LLC
TOPGOLF USA SDS, LLC
TOPGOLF USA LR, LLC
TOPGOLF USA LF, LLC
TOPGOLF USA GP, LLC
TOPGOLF USA JM, LLC

By:    /s/ Susana Corina Arevalo Acosta
Name: Susana Corina Arevalo Acosta
Title: Chief Financial Officer

[Signature Page to Callaway Term Loan Amendment No. 1]

BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Erik M. Truette
    Name: Erik M. Truette
    Title: Vice President

[Signature Page to Callaway Term Loan Amendment No. 1]